                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            _______________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report:  November 14, 1995
                                        -----------------
                       (Date of earliest event reported)



                             HELLER FINANCIAL, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



         1-6157                                        36-1208070
         ------                                        ----------
(Commission File Number)                   (IRS Employer Identification Number)


500 West Monroe Street, Chicago, Illinois                 60661
-----------------------------------------                 -----
(Address of principal executive offices)                (Zip Code)


                                (312) 441-7000
                                 --------------
             (Registrant's telephone number, including area code)
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ITEM 5.    OTHER EVENTS
-------    ------------

On November 14, 1995, Heller International Corporation, parent of Heller Financial, Inc. (the "Registrant"), issued a press release announcing the election of Richard J. Almeida as the new Chairman and Chief Executive Officer of Heller International Corporation ("International") and the Registrant. Mr. Almeida previously served as the Executive Vice President and Chief Financial Officer of International and the Registrant. The press release also announces the election of Mitchell F. Vernick as Vice Chairman of both companies. A copy of the press release is attached.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
-------  ---------------------------------

(c)  Exhibits

99 Heller International Corporation - Announcement Naming Richard J. Almeida as Chairman and Chief Executive Officer



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 14, 1995
       -----------------


                              HELLER FINANCIAL, INC.


                              By:     /s/ Debra H. Snider
                                      ---------------------------------
                                      Debra H. Snider
                              Title:  Executive Vice President, General
                                      Counsel  and Secretary


                                       2
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                                 EXHIBIT INDEX



Exhibit                                                         Sequentially
Number                                                         Numbered Pages
------                                                         --------------

99        Heller International Corporation - Announcement          4 - 6
          Naming Richard J. Almeida as Chairman and
          Chief Executive Officer

                                       3